Exhibit 21.1

DANAHER CORPORATION & SUBSIDIARIES

Jurisdiction of incorporation or organization	Name
SW	AB Qualitrol AKM
DE	Abek LLC
GM	ACC Motion GmbH
OH	AC Intermediate Company
SN	Accu-Sort Asia Pacific Pte.Ltd.
PA	Accu-Sort Canada Inc.
GM	Accu-Sort Europe GmbH
AS	Accu-Sort Systems Australia Pty.Ltd.
PA	Accu-Sort Systems Inc.
OH	Acme-Cleveland Corp.
SW	Advanced Motion Controls AB
FR	Aeronautique Systems BIP SAS
CA	Albuma Manufacturing Ltd.
DE	Allen Manufacturing Company
GM	Alltek Angewandte Laserlicht Technologie GmbH
IT	Alltek Italia Srl
UK	Alltek UK Ltd.
DE	American Precision Industries Inc.
NY	Anderson Instrument Co.Inc.
CA	Anderson Instrument Company LP
NY	API Development Corporation
SC	API Harowe (St.Kitts) Ltd.
SZ	API Portescap SA
FR	API Portescap France SA
SZ	API Portescap International
PL	API Portescap Polska Sp.zoo
SW	API Portescap Scandinavia AB
WI	API Wisconsin Inc.
DA	ApS KBUS 38 nr.2017
DA	ApS KBUS 38 nr.2018
DE	Armstrong Tools Inc.
FR	Artus SAS
VM	Artus Vietnam Co.Ltd.
DE	Assembly Technologies LLC
DE	Aviation Mobility LLC
CA	Ball Screws and Actuators Co.Inc.
WI	Beamco Inc.
CH	Beijing Chang Gi Service Equipment Co.Ltd.
CH	Beijing Raytek Photoelectric Technology Co.Ltd.
NL	Bio-Tek Instruments Europe BV
MX	Bobinas del Sur SA/CV
IT	Calzoni Srl

CH	Cambridge (Shanghai) Co.Ltd.
GM	Christian Beha GmbH
CH	China SAFU Machinery Hardware Co.Ltd.
GM	Cleveland Precision Systems GmbH
CI	Codificadora y Etiquetadora Willett Ltda.
MX	Communications Technology Mexico SA/CV
FR	Cryla SAS
NL	Cyberex BV
CA	Danaher Canada Partners Inc.
CA	Danaher Canadian Finance LP
CA	Danaher Canadian Holdings LP
DE	Danaher Corporation
DE	Danaher Dental Technology Investments Inc.
DE	Danaher Finance Company
SW	Danaher Finance Company AB
DE	Danaher Finance Company LLC
GM	Danaher GbR
NL	Danaher Holding BV
DA	Danaher Holding Company ApS
GM	Danaher Holdings GmbH
HK	Danaher Hong Kong Ltd.
JA	Danaher ICG Japan Co.Ltd.
GM	Danaher Industrial Controls GmbH
VT	Danaher Insurance Company
LU	Danaher Luxembourg Sarl
DA	Danaher Medical ApS
SW	Danaher Motion I Flen AB
GM	Danaher Motion GmbH
IN	Danaher Motion India
JA	Danaher Motion Japan Co.Ltd.
KS	Danaher Motion (Korea) Inc.
DE	Danaher Motion LLC
SZ	Danaher Motion SA
SW	Danaher Motion Saro AB
IT	Danaher Motion Srl
EZ	Danaher Motion sro
SW	Danaher Motion Stockholm AB
DE	Danaher Motion Technology LLC
DE	Danaher Power Solutions LLC
DE	Danaher Service Company of Illinois Inc.
CH	Danaher Setra-ICG (Tianjin) Co.Ltd.
CA	Danaher Tool Group LP
CH	Danaher Tool (Shandong) Ltd.
CH	Danaher Tool (Shanghai) Ltd.
DE	Danaher UK Finance Inc.
UK	Danaher UK Industries Ltd.
UK	Danaher UK Partners
GM	Danaher Verwaltungs GmbH

DE	Data Recorders Inc.
DE	DCI Consolidated Industries Inc.
AR	Delta Consolidated Industries Inc.
DA	DH Denmark Holding ApS
DE	DH Holdings Corp.
CA	DHR Nova Scotia ULC
DE	Diesel Engine Retarders Inc.
DE	DMG Partners
DE	DMG Plastics Inc.
NL	Dolan-Jenner Europe BV
MA	Dolan-Jenner Industries Inc.
DA	DOMS A/S
SZ	Dr.Bruno Lange AG
AU	Dr.Bruno Lange Gesellschaft mbH
IT	Dr.Bruno Lange Srl
GM	Dr.Bruno Lange Verwaltungs GmbH
NL	Dr.Lange Nederland BV
IL	Dynapar Corporation
DE	Easco Hand Tools Inc.
GM	ELE International GmbH
DE	ELE International LLC
UK	ELE International Ltd.
DE	EXE International Inc.
CA	Fisher Pierce Company
DE	FJ 900 Inc.
DE	Flow Measurement Corporation
AS	Fluke Australia Pty.Ltd.
BE	Fluke Belgium NV/SA
NV	Fluke Biomedical Corporation
HK	Fluke China (Hong Kong) Ltd.
BR	Fluke do Brasil Ltda.
WA	Fluke Corporation
DA	Fluke Danmark A/S
GM	Fluke Deutschland GmbH
CA	Fluke Electronics Canada LP
DE	Fluke Electronics Corporation
MY	Fluke Electronics (Malaysia) And.Bhd.
NL	Fluke Europe BV
CJ	Fluke Finance Company Ltd.
FI	Fluke Finland Oy
FR	Fluke France SA
UK	Fluke (G.B.) Ltd.
NL	Fluke Holding BV
SW	Fluke Holding Company AB
CJ	Fluke Holding Company Ltd.
SP	Fluke Iberica SL
NL	Fluke Industrial BV
WA	Fluke International Corporation

NL	Fluke International Holding BV
IT	Fluke Italia Srl
JA	Fluke Japan KK
NL	Fluke Nederland BV
NO	Fluke Norge A/S
UK	Fluke Precision Measurements Ltd.
CH	Fluke Shanghai Corporation
SN	Fluke Singapore Pte.Ltd.
SW	Fluke Sverige AB
SZ	Fluke Switzerland AG
UK	Fluke (UK) Ltd.
AU	Fluke Vertriebsgesellschaft mbH
DE	Gasboy International LLC
GM	Gems Sensors GmbH
DE	Gems Sensors Inc.
FR	Gems Sensors Sarl
IT	Gems Sensors Srl
DE	Gendex Corporation
GM	Gendex Dental Systems GmbH
JA	Gendex Dental Systems KK
CA	Gendex Dental Systems LP
AS	Gendex Dental Systems Pty.Ltd.
FR	Gendex Dental Systems Sarl
IT	Gendex Dental Systems Srl
DE	GID Acquisition Company
AS	Gilbarco Australia Ltd.
CA	Gilbarco Canada Corporation
GM	Gilbarco GmbH & Co.KG
UK	Gilbarco Holdings Ltd.
HK	Gilbarco Hong Kong Ltd.
DE	Gilbarco LLC
DE	Gilbarco International Inc.
CI	Gilbarco Latin America Andina
AR	Gilbarco Latin America SA
UK	Gilbarco Ltd.
NZ	Gilbarco (NZ) Ltd.
DE	Gilbarco Partners
IT	Gilbarco SpA
GM	Gilbarco Technology GmbH
GM	Gilbarco Verwaltungs GmbH
DE	G&L Acquisition Corp.
DE	Hach Company
SW	Hach Lange AB
DA	Hach Lange A/S
GM	Hach Lange GmbH
UK	Hach Lange Ltd.
BE	Hach Lange SA
SP	Hach Lange SL

PL	Hach Lange Sp zoo
CA	Hach Sales & Service Canada Ltd.
FR	Hach SAS
GM	Hach Ultra Analytics GmbH
CA	Hach Ultra Analytics Inc.
DE	Hach Ultra Analytics Japan LLC
UK	Hach Ultra Analytics Ltd.
SZ	Hach Ultra Neuchatel SA
DE	Hand Tool Design Corporation
DE	Hart Scientific LLC
DE	Heat Transfer Guarantee Co.LLC
NJ	Hecon Properties Inc.
DE	Helen Acquisition Corp.
CA	Helen Nova Scotia ULC
FR	Hengstler Controle Numerique Sarl
SP	Hengstler Espana SA
GM	Hengstler GmbH
IT	Hengstler Italia Srl
LO	Hengstler sro Kezmarok
DE	Hennessy Canada LLC
CA	Hennessy Industries Canada LP
DE	Hennessy Industries Inc.
DE	Holo-Krome Company
UK	Holo-Krome Ltd.
CJ	Hunfin Investment Company Ltd.
HU	Hunfin Kft
EI	Hunfin Ltd
IT	ICG Holdings Srl
DE	IDC Acquisition LLC
CH	IME Electronics Zhuhai Co.Ltd.
HK	IME (Hong Kong) Ltd.
DE	Industrial Fasteners Inc.
DE	Industrial Sensors Inc.
SZ	Interdent Holding SA
AR	Intervest SA
HK	Jacobs Chuck (Hong Kong) Ltd.
DE	Jacobs Chuck Manufacturing Company
CH	Jacobs Chuck Manufacturing (Suzhou) Co.Ltd.
CH	Jacobs Chuck Trading (Shanghai) Co.Ltd.
UK	Jacobs Holding Company
DE	Jacobs Japan Inc.
MX	Jacobs Mexico SA/CV
DE	Jacobs Vehicle Systems Inc.
DE	Jennings Land Company
DE	Jennings Technology Company LLC
HK	Jessie & J Company Ltd.
DE	Joslyn Clark Controls LLC
DE	Joslyn Electronic Systems Company LLC

DE	Joslyn Hi-Voltage Company LLC
DE	Joslyn Holding Company
DE	Joslyn Inc.
CA	Joslyn Industries
DE	Joslyn Manufacturing Company LLC
CA	Joslyn Nova Scotia ULC
MD	Joslyn Sunbank Company LLC
DE	JS Technology Inc.
GM	KACO Elektrotechnik GmbH
GM	Kaltenbach & Voight GmbH
IL	KaVo America Corp.
AU	KaVo Austria DHG mbh
BE	KaVo Benelux NV
EZ	KaVo CZ spol.sro
DA	KaVo Danmark A/S
SZ	KaVo Dental SA
SN	KaVo Dental Asia-Pacific Pte.Ltd.
GM	KaVo Dental GmbH
IN	KaVo Dental (India) Pvt.Ltd.
UK	KaVo Dental Ltd.
DE	KaVo Dental Manufacturing Inc.
RS	KaVo Dental Russland ooo
SP	KaVo Dental SL
SF	KaVo Dental South Africa Pty.Ltd.
MY	KaVo Dental Supply (Malaysia) SDN BHD
CA	KaVo Dental Technologies Ltd.
BR	KaVo do Brasil C&I Ltda.
FR	KaVo France SAS
GM	KaVo Holding GmbH
IT	KaVo Italia Srl
NL	KaVo Nederland BV
JA	KaVo Osaka KK
PL	KaVo Polska Sp.Zoo
IT	KaVo Promedi Srl
SW	KaVo Scandinavia AB
SZ	KaVo Swiss AG
SW	KB Instrumate
DE	K-D Tools of Puerto Rico Inc.
UK	Kiev Ltd.
DE	Kingsley Tools Inc.
GM	Kirsch Beteiligungs GmbH
DE	Kistler-Morse Corporation
DE	Kollmorgen Asia Investment Company
NY	Kollmorgen Corporation
SW	Kollmorgen Holding Company AB
MP	Kollmorgen India Investment Company
DE	Kollmorgen International LLC
DE	Kollmorgen Overseas Development Corp.

FR	Kollmorgen SAS
MA	Kollmorgen Securities Corp.
IS	Kollmorgen Servotronix Ltd.
UK	Launchchange Holding Company
DE	Launchchange Inc.
UK	Launchchange Instrumentation Ltd.
UK	Launchchange Ltd.
TW	Lea Way Hand Tool Corporation
DE	Light Controls Corp.
DE	Linear Motion LLC
UK	Linx Acquisition Ltd.
HK	Linx Asia Ltd.
CH	Linx (Guangzhou) Packaging Equipment Co.Ltd.
UK	Linx Printing Technologies plc
UK	Linx Printing Technologies Sharee Trustee Ltd.
FR	Linx Sarl
UK	Linx Technologies Ltd.
SF	LogiAfrica Pty.
LU	Logitron International SA
CH	Mankeen Investment Ltd.
NL	Marley Pump Europe BV
JM	Marsh Interex Ltd.
MO	Marsh Label Technologies LLC
IL	Marsh Stencil Machine Company
DE	Master Gears Corp.
NJ	Matco Tools Corporation
DE	McCormick Selph Holdings Inc.
CA	McCormick Selph Inc.
DE	McCrometer Inc.
DE	Mechanics Custom Tools Corporation
UK	Microtest Europe Ltd.
GM	Microtest GmbH
OH	M & M Precision Systems Corp.
GM	Motion Engineering GmbH
CA	Motion Engineering Incorporated
JA	Motion Engineering KK
UK	Motion Engineering UK Ltd.
OH	Namco Controls Corp.
GM	Namco Controls GmbH
GM	Neff Antriebstechnik Automation GmbH
GM	Negele Industrieelektronik GmbH & Co.KG
GM	Negele Verwaltungs GmbH
CT	Newtown Manufacturing Company Inc.
DE	NMTC Inc.
GM	NOGLIA Vermogensverwaltung GmbH
NO	Noka AS
NY	Norcim LLC
DE	OECO Holdings LLC

DE	OECO LLC
SZ	Orbilasers SA
GM	Orbisphere GmbH
SZ	Orbisphere GVE SA
SZ	Orbisphere Management Holdings SA
SF	Orbisphere South Africa Pty.Ltd.
FR	OTT France Sarl
SP	OTT Hidrometria SL
SZ	OTT Hydrometrie AG
UK	OTT Hydrometry Ltd.
VE	OTT Latinoamerica CA
GM	OTT Messtechnik GmbH & Co.KG
GM	OTT Messtechnik Verwaltungs GmbH
SF	OTT South Africa Pty.Ltd.
CA	Pacific Scientific Company
DE	Pacific Scientific Energetics Co. Hollister Divn.LLC
DE	Pacific Scientific Energetic Materials Co.LLC
CA	Pacific Scientific International Holding Company
EI	Pacific Scientific Ireland Ltd.
MA	PacSci Motion Control Inc.
CA	Paris Nova Scotia ULC
DE	Petroleum Industry Controls Inc.
AL	Phoenix Microsystems Inc.
UK	Piccadilly Precision Engineering Ltd.
SN	Portescap Danaher Motion Singapore Pte.Ltd.
MY	Portescap Danaher Motion Malaysia Sdn.Bhd.
UK	Portescap Danaher Motion UK Ltd.
DE	Portescap Danaher Motion US LLC
NY	Portescap US Inc.
DE	Power Tool Holders Incorporated
DE	Power Transformer Controls Company
DE	Precision Gauges Inc.
DE	Precision Specialties Inc.
UK	Printos Ltd.
DA	Proces-Styring ApS
DE	PS/EMC West LLC
GA	Pureflow Ultraviolet Inc.
NY	Qualitrol Corporation
DE	Qualitrol Finance Corp.
GM	Qualitrol GmbH
LU	Qualitrol Luxembourg Sarl
DE	Quality Wire Processing Inc.
UK	Quiz Systems Ltd.
DE	Radiometer America Inc.
FR	Radiometer Analytical SAS
DA	Radiometer A/S
UK	Radiometer Corporate Development Ltd.
DA	Radiometer Danmark A/S

DA	Radiometer Finans A/S
GM	Radiometer GmbH
SP	Radiometer Iberica SA
DE	Radiometer Inc.
EI	Radiometer Ireland
JA	Radiometer KK
UK	Radiometer Ltd.
DA	Radiometer Medical ApS
AS	Radiometer Medical Sales Pty.Ltd.
NL	Radiometer Nederland BV
NZ	Radiometer Pacific Ltd.
AS	Radiometer Pacific Pty.Ltd.
SZ	Radiometer RSCH GmbH
FR	Radiometer SAS
PL	Radiometer Spolka zoo
JA	Radiometer Trading KK
UK	Radiometer (UK) Ltd.
CA	Raytek Corporation
BR	Raytek do Brasil Ltda.
GM	Raytek GmbH
MP	Raytek Investments (Mauritius) Ltd.
JA	Raytek Japan KK
MX	Raytek Mexico SA/CV
SZ	Saner Linx Beschriftungstechnik
AZ	Securaplane Technologies Inc.
DE	SenDx Medical Inc.
DE	Service Station Products Company
IS	Servotech Control Technology Ltd.
CH	Setra Sensing Technology (Tianjin) Co.Ltd.
MA	Setra Systems Inc.
CH	Shanghai SAFA Plating Co.Ltd.
CH	Shanghai SAFE Plastic Cement Co.Ltd.
CH	Shanghai SATA Tools Machinery Manufacturing Co.Ltd.
CH	Shanghai Shilu Instrument Co.Ltd.
FR	Societe Civile Immobiliere
VA	Sonix Inc.
MY	Sonix Technologies Sdv.Bhd.
MX	Sunbank de Mexico, S de RL de CV
CA	Sunbank Family of Companies LLC
UK	Sunwater Ltd.
DE	Superior Electric Holding Group LLC
DE	Swiss Precision Parts Corp.
IT	Techna Srl
UK	Tenzen Ltd.
UK	The Anglodent Company Ltd.
DE	Thomson 60 Case LLC
UK	Thomson Barnstable Ltd.
DE	Thomson Bay Company LLC

UK	Thomson IBL Company
NY	Thomson Industries Inc.
MX	Thomson Industries S de RL de CV
DE	Thomson International Holdings LLC
NY	Thomson Micron LLC
CH	Tianjin Danaher Motion Co.Ltd.
CH	Tianjin Kollmorgen Industrial Drives Ltd.
SW	Tollo Linear AB
CA	Trojan Investment Company LP
DE	Trojan US Holdings Inc.
DE	Trojan UV Holdings Corp.
GM	Trojan Technologies Deutschland GmbH
SP	Trojan Technologies Espana SL
FR	Trojan Technologies France SAS
CA	Trojan Technologies Inc.
CA	Trojan Technologies Investments Ltd.
NL	Trojan Technologies Nederland BV
DE	Truck Storage Incorporated
DE	U.S. Peroxide LLC
DE	Utica Holding Company
SN	Veeder-Root Asia Pte.Ltd.
DE	Veeder-Root Company
BR	Veeder-Root do Brasil Ltda.
UK	Veeder-Root Environmental Systems Ltd.
UK	Veeder-Root Finance Company
GM	Veeder-Root GmbH
CH	Veeder-Root Petroleum Shanghai
FR	Veeder-Root Sarl
DE	Veeder-Root Service Company LLC
DE	Venture Measurement Company LLC
DE	Verigard LLC
NL	Videojet Nederland BV
SN	Videojet Technologies (Asia HQ) Pte.Ltd.
NL	Videojet Technologies BV
CA	Videojet Technologies Canada LP
UK	Videojet Technologies CP Ltd.
NL	Videojet Technologies Europe BV
AU	Videojet Technologies Gesellschaft mbH
GM	Videojet Technologies GmbH
DE	Videojet Technologies Inc.
JA	Videojet Technologies KK
UK	Videojet Technologies Ltd.
TU	Videojet Technologies Ltd.Sti.
FR	Videojet Technologies SA
CH	Videojet Technologies (Shanghai) Trading Co.Ltd.
SN	Videojet Technologies (Singapore) Pte.Ltd.
SP	Videojet Technologies SL
GM	Warner Electric GmbH

IT	Warner Electric Srl
SW	Water Processing Sweden AB
TX	Wermex Corporation
DE	Western Pacific Industries Inc. (d/b/a Iseli Co.)
SW	Willett AB
DE	Willett America Inc.
RS	Willett A/O
HK	Willett Asia Ltd.
NL	Willett BV
PO	Willett Codificacoa e Etiqetagem Ltda.
UK	Willett Coding Ltd.
DA	Willett (Denmark) ApS
UK	Willett Electro-Optics Ltd.
GM	Willett Gmbh
NL	Willett Holdings BV
SP	Willett Iberia SA
IN	Willett India Pvt.Ltd.
AU	Willett Industriessysteme Handelsges.mbH
UK	Willett Information Solutions Ltd.
UK	Willett International Ltd.
KS	Willett Korea Co.Ltd.
BR	Willett Ltda.
UK	Willett Ltd.
HU	Willett Magyarorszag Nyomtatas es Kodo.Kft.
NO	Willett (Norway) A/S
BE	Willett NV
UK	Willett Overseas Ltd.
FR	Willett Sarl
PL	Willett Sp.zoo
IT	Willett Srl
SZ	Willett Systeme GmbH
UK	Willett Systems Ltd.
TH	Willett (Thailand) Ltd.
UP	Willett (Ukraine) Ltd.
UY	Willett (Uruguay) SA
NT	Wil NV
CH	Zhuhai FTZ Videojet CIJ Technologies Co.Ltd.
CH	Zhuhai SEZ Videojet Electronics Ltd.
UK	Zipher Ltd.

Key to country abbreviations:

AR	Argentina
AS	Australia
AU	Austria
BE	Belgium
BR	Brazil
CA	Canada

CJ	Cayman Islands
CI	Chile
CH	China
EZ	Czech Republic
DA	Denmark
FI	Finland
FR	France
GM	Germany
HK	Hong Kong
HU	Hungary
IN	India
EI	Ireland
IS	Israel
IT	Italy
JM	Jamaica
JA	Japan
KS	Korea
LU	Luxembourg
MY	Malaysia
MP	Mauritius
MX	Mexico
NL	Netherlands
NT	Netherlands Antilles
NZ	New Zealand
NO	Norway
PL	Poland
PO	Portugal
RS	Russia
SC	St.Kitts
SN	Singapore
LO	Slovakia
SF	South Africa
SP	Spain
SW	Sweden
SZ	Switzerland
TW	Taiwan
TH	Thailand
TU	Turkey
UP	Ukraine
UK	United Kingdom
US	United States
UY	Uruguay
VE	Venezuela
VM	Vietnam